SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

   Filed by the Registrant [X]
   Filed by a Party other than the Registrant [ ]

   Check the appropriate box:

   [  ] Preliminary Proxy Statement
   [X]  Definitive Proxy Statement
   [  ] Definitive Additional Materials
   [  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                              CONCORDE FUNDS, INC.
                (Name of Registrant as Specified in its Charter)

                              CONCORDE FUNDS, INC.
                   (Name of person(s) Filing Proxy Statement)

   Payment of Filing Fee (Check the appropriate box):  (Not Applicable)

   [  ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or
        14a-6(j)(2).

   [  ] $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3).

   [  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

        1)   Title of each class of securities to which transaction applies:

        2)   Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

        4)   Proposed maximum aggregate value of transaction:

   _______________

   (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

        1)   Amount Previously Paid:

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        4)   Date Filed:

                              CONCORDE FUNDS, INC.

                            1500 Three Lincoln Centre
                                5430 LBJ Freeway
                              Dallas, Texas  75240


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD JANUARY 27, 1997




   To the Shareholders of
      CONCORDE FUNDS, INC.

             NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of CONCORDE FUNDS, INC. (the "Corporation") will be held at Concorde Financial Corporation, 5430 LBJ Freeway, Suite #1500, Dallas,
   Texas 75240, on Monday, the 27th day of January, 1997, at 2:30 P.M., for the following purposes:

             1. With respect to the shareholders of the Concorde Value Fund, to consider and act upon proposals to approve:

             (a) a change in the investment restriction of the Concorde Value Fund to permit it to write and purchase put and call options on securities and stock indexes to the extent permitted by the Investment Company Act of 1940, as amended (Proposal
        No. 1(a)).

             (b) a change in the investment restriction of the Concorde Value Fund to increase the amount of its assets which may be invested in securities of other registered investment companies and to make such investment restriction a "nonfundamental policy" (Proposal No. 1(b)).

             2. With respect to the shareholders of the Concorde Income Fund, to consider and act upon proposals to approve:

             (a) a change in the investment restriction of the Concorde Income Fund to permit it to write and purchase put and call options on securities and stock indexes to the extent permitted by the Investment Company Act of 1940, as amended (Proposal
        No. 2(a)); and

             (b) a change in the investment restriction of the Concorde Income Fund to increase the amount of its assets which may be invested in securities of other registered investment companies and to make such investment restriction a "nonfundamental policy" (Proposal No. 2(b)).

             3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

             Only shareholders of record at the close of business on December 4, 1996, the record date for this meeting, shall be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

             YOUR VOTE IS IMPORTANT AND ALL SHAREHOLDERS ARE ASKED TO BE PRESENT IN PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE USING THE ENCLOSED STAMPED ENVELOPE. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM PERSONALLY VOTING YOUR SHARES AT THE MEETING SINCE YOU MAY REVOKE YOUR PROXY BY ADVISING THE SECRETARY OF THE CORPORATION IN WRITING (BY SUBSEQUENT PROXY OR OTHERWISE) OF SUCH REVOCATION AT ANY TIME BEFORE IT IS VOTED.

                                      By Order of the Board of Directors


                                      GARY B. WOOD, Ph.D.
                                         President


   Dallas, Texas
   December 27, 1996

                              CONCORDE FUNDS, INC.

                            1500 Three Lincoln Centre
                                5430 LBJ Freeway
                              Dallas, Texas  75240

               __________________________________________________

                                 PROXY STATEMENT

             The enclosed proxy is being solicited by and on behalf of the Board of Directors of Concorde Funds, Inc. (the "Corporation") for use at the Special Meeting of Shareholders to be held at Concorde Financial Corporation, 5430 LBJ Freeway, Suite #1500, Dallas, Texas 75240, on Monday, the 27th day of January, 1997 at 2:30 P.M. and at any adjournment or postponement thereof (the "Meeting"), for the purposes set forth in the attached Notice of Special Meeting of Shareholders.

             Whether you expect to be personally present at the Meeting or not, please complete, sign, date and return the accompanying form of proxy. Timely executed proxies will be voted as you instruct. If no choice is indicated, proxies will be voted for the proposals set forth in the Notice of Special Meeting of Shareholders. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by giving notice thereof to the Corporation in writing (by subsequent proxy or otherwise), but if not so revoked, the shares represented by the proxy will be voted at the Meeting. Presence at the Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy.

             Proxies will be solicited by mail. In addition to solicitation by mail, certain officers and employees of the Corporation may solicit by telephone, telegraph and personally. Such officers and employees will not be specifically paid for these services. The cost of solicitation, including preparing, assembling and mailing the proxy material, will be borne by the Corporation. The Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying forms of proxy were first mailed to shareholders of the Corporation on or about December 27, 1996.

             Only shareholders of record at the close of business on December 4, 1996 will be entitled to notice of and to vote at the Meeting. On that date, there were issued and outstanding 843,887 shares of Common Stock, $1.00 par value, of the Concorde Value Fund and 256,642 shares of Common Stock, $1.00 par value, of the Concorde Income Fund. The record holder of each outstanding share of the Concorde Value Fund and Concorde Income Fund is entitled to one vote on all matters submitted to shareholders of that Fund. The table below sets forth the Proposals for which shareholders of each Fund are being solicited:

                                    Concorde        Concorde
                  Proposal No.     Value Fund      Income Fund

                      1(a)             Yes             No
                      1(b)             Yes             No
                      2(a)             No              Yes
                      2(b)             No              Yes

             See "Vote Required" under each Proposal for information as to the required vote on each Proposal.

             THE CORPORATION WILL FURNISH, WITHOUT CHARGE, ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996 TO ANY SHAREHOLDER UPON REQUEST. REQUESTS FOR SUCH REPORTS SHOULD BE DIRECTED TO ELIZABETH FOSTER AT THE ABOVE ADDRESS OR BY CALLING 1-800-338-1579.

              PROPOSALS TO AMEND THE INVESTMENT RESTRICTIONS OF THE
      VALUE FUND AND INCOME FUND CONCERNING THE USE OF PUT AND CALL OPTIONS
                          (Proposal Nos. 1(a) and 2(a))

             The Board of Directors of the Corporation has proposed that the fundamental investment restriction of Concorde Value Fund and Concorde Income Fund (collectively, the "Funds") concerning the use of put and call options as set forth in the Funds' statement of additional information be changed to permit expanded use of such options. The proposed amendment to this investment restriction (the "Options Proposal") will become effective only upon shareholder approval. If the Options Proposal is not approved by a vote of the shareholders of a Fund, the current restriction for that Fund will remain unchanged.

   Proposal

             At the Meeting, shareholders of each Fund will vote on the Options Proposal. The current restriction provides as follows:

             1. Neither Fund will purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options, except as set forth in investment restriction 16:

             16. The Value Fund's investment in options will be limited to the purchase of put options on stock indexes and the value of all such options will not exceed 5% of the Value Fund's total assets. The Value Fund also may sell put options on stock indexes but only to close out existing options. The Income Fund may write covered call options and purchase call options to close out previously written call options but only if the investments to which the call relates are common stocks or other securities that have equity characteristics or stock indices and the calls are listed on a domestic securities exchange or quoted on the Nasdaq Stock Market.

             Subject to shareholder approval, this restriction will be replaced with the following restriction, which also will be a fundamental policy:

             1. The Funds will not sell securities short, buy securities on margin, purchase warrants, participate in a joint-trading account, or deal in options; provided, however, that the Funds may invest in and commit their assets to writing and purchasing put and call options on securities and stock indexes to the extent permitted by the Investment Company Act of 1940, as amended.

   Discussion

             Put and Call Options. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security (or index) at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security (or index) at any time during the option period. A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that it may seek to purchase in the future. A Fund will pay a premium to purchase put and call options. If price movements in the underlying security (or index) are such that exercise of the options would not be profitable for it, loss of the premium paid may be offset by an increase in the value of its securities or a decrease in the cost of acquisition of securities by it.

             When writing a covered call option, a Fund must own the underlying securities subject to the option (or comparable securities satisfying the core requirements of securities exchanges), or hold an option that offsets some or all of the risk of the option it has written for as long as the option transaction remains open. When writing a put option, a Fund agrees to purchase the underlying security from the purchaser of the put at a specified "strike" price which may be in excess of the market value of such securities, and while the put option is outstanding, will maintain in a segregated account cash or liquid securities adequate to purchase the underlying security. The writer of an option will receive a premium for writing the option, which, in the case of a call option, increases the return on the underlying security if the option expires unexercised or is closed out at a profit. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund becomes subject to the risk that the market value of the underlying security will decline by more than the amount of the premium it receives for writing the put.

             Closing Transactions. When a Fund wishes to terminate its obligation with respect to an option it has written, it may effect a "closing purchase transaction." To accomplish this, the Fund will buy an option of the same series as the option previously written by it. The effect of the purchase is that the Fund's position will be canceled. However, a Fund may not effect a closing purchase transaction after the Fund has been notified of the exercise of an option. When a Fund is the holder of an option, it may liquidate its position by effecting a "closing sale transaction." It accomplishes this by selling an option of the same series as the option previously purchased by it. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

             A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or put option previously written by it if the premium, plus commission costs, paid by it to purchase the call or put option is less (or greater) than the premium, less commission costs, received by it on the sale of the call or put option. A Fund also will realize a gain if a call or put option which it has written lapses unexercised, because it would retain the premium.

             A Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or put option previously purchased by it if the premium, less commission costs, received by it on the sale of the call or put option is greater (or less) than the premium, plus commission costs, paid by it to purchase the call or put option. If a put or call option which a Fund has purchased expires out-of-the-money, the option will become worthless on the expiration date, and it will realize a loss in the amount of the premium paid, plus commission costs.

             Illiquid Securities. Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Funds. If an options market were to become unavailable, a Fund would be unable to realize its profit or limit its losses until it could exercise options it holds and it would remain obligated until options it wrote were exercised or expired.

             Speculative Nature of Options. Because option premiums that may be paid or received by a Fund will be small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

             Index Options Transactions. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed above, all settlements of index options transactions are in cash.

             Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board of Options Exchange, the AMEX and other exchanges ("Exchanges").

             Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a party may buy or sell; however, the Funds' investment adviser intends to comply with all limitations.

             Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stock.

   The Funds' Current Intent

             The Funds currently intend to purchase put options as a technique to hedge against losses in their stock portfolios caused by a general decline in the stock market or a decline in a particular stock held by a Fund. The Funds intend to write covered call options on securities in an attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Funds also intend to enter into closing transactions.

             The Funds have no current intention to enter into options transactions except as described above. Consequently the adoption of the Options Proposal is not expected to affect materially, in the foreseeable future, the way the Funds are managed. Each Fund is requesting approval of the Options Proposal at this time to reduce the cost associated with a shareholder meeting in the future should it decide to enter into other types of permitted options transactions. The Funds' restriction concerning the use of options will continue to be a fundamental policy and, therefore, cannot be changed without shareholder approval.

   Requisite Shareholder Approval

             Approval of the Options Proposal requires the affirmative vote of the lesser of (i) 67% of a Fund's shares present or represented at the Meeting; or (ii) more than 50% of the outstanding shares of the Fund. If the Options Proposal is not approved by the shareholders of either the Concorde Value Fund or Concorde Income Fund, that Fund's current investment limitation will continue to apply. Abstentions and broker non-votes will not be counted for or against the Options Proposal but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the Meeting. Abstentions and broker non-votes have the same effect as a vote against the Proposal.

             The Board of Directors has unanimously approved the Options Proposal for each Fund and has determined that the Options Proposal is in the best interests of the Funds and their shareholders.

             The Board of Directors recommends that shareholders of each Fund vote FOR the Options Proposal.

       PROPOSALS TO AMEND THE INVESTMENT RESTRICTION OF THE VALUE FUND AND
            INCOME FUND CONCERNING INVESTMENTS IN SECURITIES OF OTHER
                        REGISTERED INVESTMENT COMPANIES.
                          (Proposal Nos. 1(b) and 2(b))

             The Board of Directors of the Corporation has proposed that the investment restriction of the Funds concerning investments in other registered investment companies as set forth in the Funds' statement of additional information be changed to permit a greater percentage of a Fund's assets to be invested in such securities. The Board has also proposed to make this investment restriction a "nonfundamental" instead of "fundamental" policy of the Funds. The proposed amendments to this investment restriction (the "Investment Company Proposal") will become effective only upon shareholder approval. If the Investment Company Proposal is not approved by a vote of the shareholders of a Fund, the current investment restriction for that Fund will remain unchanged.

   Proposal

             The proposed amendment to this investment restriction increases from up to 5% to up to 10% the amount of net assets that a Fund can invest in other registered investment companies. As under the current investment restriction, the Funds will not purchase or otherwise acquire shares of any registered investment company (except as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Funds) if (a) the Fund and its affiliated persons would own more than 3% of any class of securities of such registered company; or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company. The proposed amendment also changes this investment restriction from a "fundamental" policy to a "nonfundamental" policy of the Funds.

   Discussion

             The Funds may invest indirectly in securities designed to meet their investment objectives by investing in registered investment companies that invest in such securities. The Funds may do so, for example, to obtain diversified exposure to international markets by investing in international funds or increased exposure to a particular industry by investing in a sector fund. Any investment in a registered investment company involves investment risk. Additionally, an investor could invest directly in the registered investment companies in which a Fund invests. By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which the Fund invests related to the distribution of such registered investment company's shares.

             The Funds are changing this investment restriction from a "fundamental" policy to a "nonfundamental" policy, as permitted by the Investment Company Act of 1940, to reduce the cost associated with a shareholder meeting in the future should the Funds decide to invest a greater percentage of their net assets in other investment companies.

   The Funds' Current Intent

             The Funds have no current intention to purchase securities of other investment companies except as described above. Consequently, the adoption of the Investment Company Proposal is not expected to affect materially, in the foreseeable future, the way the Funds are managed.

   Requisite Shareholder Approval

             Approval of the Investment Company Proposal requires the affirmative vote of the lesser of (i) 67% of a Fund's shares present or represented at the Meeting; or (ii) more than 50% of the outstanding shares of the Fund. If the Investment Company Proposal is not approved by the shareholders of either the Value Fund or Income Fund, that Fund's current investment limitation will continue to apply. Abstentions and broker non-votes will not be counted for or against the Investment Company Proposal but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the Meeting. Abstentions and broker non-votes have the same effect as a vote against the Investment Company Proposal.

             The Board of Directors has unanimously approved the Investment Company Proposal and has determined that the Investment Company Proposal is in the best interests of the Funds and their shareholders.

             The Board of Directors recommends that shareholders of the Funds vote FOR the Investment Company Proposal.


                    STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

             Set forth below is certain information at October 31, 1996 regarding the beneficial ownership of shares of each Fund by each director and executive officer of the Corporation and persons who beneficially owned more than 5% of the then outstanding shares of a Fund, indicating in each case whether the person has sole or shared power to vote or dispose of such shares.

                               CONCORDE VALUE FUND
                               Amount and Nature of
                               Beneficial Ownership
                               of VALUE FUND Shares

             Name of          Sole           Shared               Percent
        Beneficial Owner      Power           Power  Aggregate    of Class

    I. David and Lee R.
    Bufkin
      R.R. 5, Box 390
      Brenham, Texas 77833    129,696(1)       0     129,696(1)    15.5%

    C. Wayne and Jane A.
    Nance
      214 North Bay EB
      Bullard, Texas 75757     89,354(1)       0      89,354(1)    10.6%

    William E. Watson
      MDPA Pension Plan
      #3 Bent Tree Court
      Lufkin, TX 75901           82,449        0         82,449     9.8%

    Ralph S. and Deborah E.
       Cunningham
      #2 Saddlewood Estates
      Houston, Texas 77024     55,485(1)       0      55,485(1)     6.6%

    Charles Schwab & Co.
    101 Montgomery Street
    San Francisco, CA 94104           0        0     589,739(1)    70.3%

    Gary B. Wood, Ph.D.           2,997        0          2,997     0.4%
    John H. Wilson                    0        0              0      0

    Gilbert F. Hartwell           9,400        0          9,400     1.1%
    John R. Bradford, Ph.D.           0        0              0      0

    Elizabeth L. Foster              65        0             65      *

    Officers and Directors
      as a group (5 persons)     12,462        0         12,462     1.5%

    __________

    (1) All of the shares owned by Charles Schwab & Co. are owned of record only and include the shares held by I. David and Lee R. Bufkin, C. Wayne and Jane A. Nance and Ralph S. and Deborah E. Cunningham. Charles Schwab & Co. may vote the shares under certain circumstances if the beneficial owners do not exercise their voting rights.

    * Less than 1%.


                              CONCORDE INCOME FUND

                                Amount and Nature of
                                Beneficial Ownership
                               of INCOME FUND Shares

             Name of           Sole         Shared                Percent
         Beneficial Owner      Power         Power  Aggregate    of Class

    I. David and Lee R.
       Bufkin
    R.R. 5, Box 390
    Brenham, TX  44833        41,237(1)        0    41,237(1)       17.4%

    William E. Watson MDPA
       Pension Plan
    #3 Bent Tree Court
    Lufkin, TX  75901           40,528         0      40,528        17.1%

    Walter J. Stetter
       IRA Rollover
    4322 Melissa Lane
    Dallas, TX  75229         31,901(1)        0    31,901(1)       13.5%

    Gerrett B. Lok IRA
       Rollover
    12544 Matisse Lane
    Dallas, TX  75230         25,000(1)        0    25,000(1)       10.6%

    NationsBank of Texas,
       Trustee
    Debrahlee G. Kung Trust
    5500 Preston Road
    Dallas, TX  75205           20,305         0      20,305         8.6%

    L. W. Wright IRA Rollover
    7315 Lane Park Court
    Dallas, TX  75225         17,143(1)        0    17,143(1)        7.2%

    Mr. and Mrs. S.D.
      Chesebro
    5473 Sugar Hill Drive
    Houston, TX  77056        12,260(1)        0    12,260(1)        5.2%

    C. M. Rampacek IRA
    Rollover
    2203 Bluff Creek
    Kingwood, TX  77345       13,296(1)        0    13,296(1)        5.6%

    Charles Schwab & Co.
    101 Montgomery Street
    San Francisco, CA  94104         0         0   165,664(1)       69.9%

    Gary B. Wood, Ph.D.          1,350         0       1,350         *

    John H. Wilson                   0         0           0         0

    Gilbert F. Hartwell              0         0           0         0

    John R. Bradford, Ph.D.          0         0           0         0

    Elizabeth L. Foster              0         0           0         0

    Officers and Directors as
       a group (5 persons)       1,350         0       1,350          .6%

    _______________

    (1) All of the shares owned by Charles Schwab & Co. are owned of record only and include the shares held by I. David and Lee R. Bufkin, Walter J. Stetter IRA Rollover, Gerrett B. Lok IRA Rollover, Mr. and Mrs. S.D. Chesebro, L.W. Wright IRA Rollover and C.M. Rampacek IRA Rollover. Charles Schwab & Co. may vote the shares under certain circumstances if the beneficial owners do not exercise their voting rights.

    * Less than 1%.


                               INVESTMENT ADVISOR

             The Funds' investment advisor is Concorde Financial Corporation, a Texas corporation with its principal offices located at 1500 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, Texas 75240.


                                  OTHER MATTERS

             The Board of Directors of the Corporation knows of no other matters that may come before the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed forms of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.


                              SHAREHOLDER PROPOSALS

             Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Corporation's proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Corporation of any such proposal. Since the Corporation does not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Corporation a reasonable time
   before the solicitation of proxies for the meeting is made.   The fact
   that the Corporation receives a shareholder proposal in a timely manner does not insure its inclusion in the Corporation's proxy materials since there are other requirements in the proxy rules relating to such inclusion.

                                      By Order of the Board of Directors



                                      GARY B. WOOD, Ph.D.
                                         President

   Dallas, Texas
   December 27, 1996

   CONCORDE VALUE FUND



                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                              CONCORDE FUNDS, INC.

                                January 27, 1997

             The undersigned hereby constitutes and appoints GARY B. WOOD and ELIZABETH L. FOSTER, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same force and effect as the undersigned at the Special Meeting of Shareholders of CONCORDE FUNDS, INC. (the "Corporation"), to be held at Concorde Financial Corporation, 5430 LBJ Freeway, Suite #1500, Dallas, Texas 75240 on January 27, 1997, at
   2:30 p.m. and at any adjournments thereof, all shares of stock of the Concorde Value Fund which the undersigned is entitled to vote as follows:

             Proposal No. 1(a) - To approve a change in the investment restriction of the Concorde Value Fund to permit it to write and purchase put and call options on securities and stock indexes to the extent permitted by the Investment Company Act of 1940, as amended.

              FOR  [_]          AGAINST  [_]          ABSTAIN  [_]

             Proposal No. 1(b) - To approve a change in the investment restriction of the Concorde Value Fund to increase the amount of its assets which may be invested in securities of other registered investment companies and to make it a nonfundamental policy.

              FOR  [_]          AGAINST  [_]          ABSTAIN  [_]

             Proposal No. 3 - Upon such other business as may properly come before the meeting or any adjournment thereof.

                                 This proxy will be voted as specified.  IF
                                 NO SPECIFICATION IS MADE, THIS PROXY WILL BE
                                 VOTED FOR THE PROPOSALS AND IN THE
                                 DISCRETION OF THE PROXIES UPON SUCH OTHER
                                 BUSINESS AS MAY PROPERLY COME BEFORE THE
                                 MEETING.
                                 The signature on this proxy should
                                 correspond exactly with the name of the
                                 shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.




                                 Dated _____________________________, 1997


                                 Signed __________________________________


                                 Signed __________________________________


   THIS PROXY IS SOLICITED ON BEHALF OF
   THE BOARD OF DIRECTORS OF CONCORDE
   FUNDS, INC.
   [_]  Please check here if you WILL be
        attending the meeting.

   CONCORDE INCOME FUND



                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                              CONCORDE FUNDS, INC.
                                January 27, 1997

             The undersigned hereby constitutes and appoints GARY B. WOOD and ELIZABETH L. FOSTER, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same force and effect as the undersigned at the Special Meeting of Shareholders of CONCORDE FUNDS, INC. (the "Corporation"), to be held at Concorde Financial Corporation, 5430 LBJ Freeway, Suite #1500, Dallas, Texas 75240 on January 27, 1997, at
   2:30 p.m. and at any adjournments thereof, all shares of stock of the Concorde Income Fund which the undersigned is entitled to vote as follows:

             Proposal No. 2(a) - To approve a change in the investment restriction of the Concorde Income Fund to permit it to write and purchase put and call options on securities and stock indexes to the extent permitted by the Investment Company Act of 1940, as amended.

              FOR  [_]          AGAINST  [_]          ABSTAIN  [_]

             Proposal No. 2(b) - To approve a change in the investment restriction of the Concorde Income Fund to increase the amount of its assets which may be invested in securities of other registered investment companies and to make it a nonfundamental policy.

              FOR  [_]          AGAINST  [_]          ABSTAIN  [_]

             Proposal No. 3 - Upon such other business as may properly come before the meeting or any adjournment thereof.

                                 This proxy will be voted as specified.  IF
                                 NO SPECIFICATION IS MADE, THIS PROXY WILL BE
                                 VOTED FOR THE PROPOSALS AND IN THE
                                 DISCRETION OF THE PROXIES UPON SUCH OTHER
                                 BUSINESS AS MAY PROPERLY COME BEFORE THE
                                 MEETING.
                                 The signature on this proxy should
                                 correspond exactly with the name of the
                                 shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

                                 Dated ________________________________, 1997


                                 Signed ____________________________________


                                 Signed ____________________________________


   THIS PROXY IS SOLICITED ON BEHALF OF
   THE BOARD OF DIRECTORS OF CONCORDE
   FUNDS, INC.
   [_]  Please check here if you WILL be
        attending the meeting.